                                                                Exhibit 20


                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   April 1, 1998 to April 30, 1998
Distribution Date:   May 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                               Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                 Class A/B/C Note Amount
                                                                                                            or Certificate Amount
                                                                                                           -----------------------
(i)  Principal Distribution
          Class A-1 Note  Amount                                                                40,371,482.59          150.6398604
          Class A-2 Note  Amount                                                                         0.00            0.0000000
          Class A-3 Note  Amount                                                                         0.00            0.0000000
          Class A-4 Note  Amount                                                                         0.00            0.0000000
          Class A-5 Note  Amount                                                                         0.00            0.0000000
          Class A-P Note  Amount                                                                         0.00            0.0000000
          Class B  Note  Amount                                                                          0.00            0.0000000
          Class C  Note  Amount                                                                          0.00            0.0000000
          Certificates  Amount                                                                           0.00            0.0000000


(ii)  Interest Distribution
          Class A-1 Note  Amount                                                                   525,841.45            1.9620950
          Class A-2 Note  Amount                                                                   658,900.00            4.9916667
          Class A-3 Note  Amount                                                                   762,500.00            5.0833333
          Class A-4 Note  Amount                                                                   758,500.00            5.1250000
          Class A-5 Note  Amount                                                                   790,625.00            5.2083333
          Class A-P Note  Amount                                                                   640,625.00            5.1250000
          Class B  Note  Amount                                                                    334,005.00            5.2500000
          Class C  Note  Amount                                                                    134,662.50            5.5416667
          Certificates  Amount                                                                     115,920.00            6.7083333


(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)               879,770,718.52


(iv)   Class A-1 Notes Balance (end of Collection Period)                                       67,770,718.52
        Class A-1 Pool Factor (end of Collection Period)                                                                 0.2528758
        Class A-2 Notes Balance (end of Collection Period)                                     132,000,000.00
        Class A-2 Pool Factor (end of Collection Period)                                                                 1.0000000
        Class A-3 Notes Balance (end of Collection Period)                                     150,000,000.00
        Class A-3 Pool Factor (end of Collection Period)                                                                 1.0000000
        Class A-4 Notes Balance (end of Collection Period)                                     148,000,000.00
        Class A-4 Pool Factor (end of Collection Period)                                                                 1.0000000

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                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period: April 1, 1998 to April 30, 1998
Distribution Date: May 15, 1998

Statement for Class A, Class B and Class C Noteholders and Certificateholders                               Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                 Class A/B/C Note Amount
                                                                                                            or Certificate Amount
                                                                                                           -----------------------
        Class A-5 Notes Balance (end of Collection Period)                                     151,800,000.00
        Class A-5 Pool Factor (end of Collection Period)                                                                 1.0000000
        Class A-P Notes Balance (end of Collection Period)                                     125,000,000.00
        Class A-P Pool Factor (end of Collection Period)                                                                 1.0000000
        Class B Notes Balance (end of Collection Period)                                        63,620,000.00
        Class B Pool Factor (end of Collection Period)                                                                   1.0000000
        Class C Notes Balance (end of Collection Period)                                        24,300,000.00
        Class C Pool Factor (end of Collection Period)                                                                   1.0000000
        Certificates Balance (end of Collection Period)                                         17,280,000.00
        Certificates Pool Factor (end of Collection Period)                                                              1.0000000


(v)  Basic Servicing Fee                                                                           752,248.25            0.7191905


(vi)   Aggregate Realized Losses                                                                 2,639,723.49
        Aggregate Net Losses                                                                     1,901,799.77


(vii)   Reserve Account Balance after Giving Effect to Payments                                 34,589,472.13
       Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments                       34,589,472.13
       Made on Distribution Date
        Distribution to Seller from Reserve Account                                                      0.00
        Draws on Reserve Account                                                                        (0.00)
        Deposits to Reserve Account                                                                      0.00
        Class C Reserve Account Balance after Giving Effect to Payments                          5,229,826.00
       Made on Distribution Date
        Specified Class C Reserve Account Balance after Giving Effect to                         5,229,826.00
       Payments Made on Distribution Date
        Distribution to Seller from Class C Reserve Account                                              0.00
        Draws on Class C Reserve Account                                                                 0.00
        Deposits to Class C Reserve Account                                                              0.00


(viii)  Class A-1 Notes Interest Carryover Shortfall                                                     0.00            0.0000000
         Class A-2 Notes Interest Carryover Shortfall                                                    0.00            0.0000000
         Class A-3 Notes Interest Carryover Shortfall                                                    0.00            0.0000000
         Class A-4 Notes Interest Carryover Shortfall                                                    0.00            0.0000000
         Class A-5 Notes Interest Carryover Shortfall                                                   (0.00)           0.0000000
         Class A-P Notes Interest Carryover Shortfall                                                    0.00            0.0000000
         Class B Notes Interest Carryover Shortfall                                                      0.00            0.0000000
         Class C Notes Interest Carryover Shortfall                                                      0.00            0.0000000
         Certificates Interest Carryover Shortfall                                                       0.00            0.0000000



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

                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period: April 1, 1998 to April 30, 1998
Distribution Date: May 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                               Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                 Class A/B/C Note Amount
                                                                                                            or Certificate Amount
                                                                                                           -----------------------

         Class A-1 Notes Principal Carryover Shortfall                                                   0.00            0.0000000
         Class A-2 Notes Principal Carryover Shortfall                                                   0.00            0.0000000
         Class A-3 Notes Principal Carryover Shortfall                                                   0.00            0.0000000
         Class A-4 Notes Principal Carryover Shortfall                                                   0.00            0.0000000
         Class A-5 Notes Principal Carryover Shortfall                                                   0.00            0.0000000
         Class A-P Notes Principal Carryover Shortfall                                                   0.00            0.0000000
         Class B Notes Principal Carryover Shortfall                                                     0.00            0.0000000
         Class C Notes Principal Carryover Shortfall                                                     0.00            0.0000000
         Certificates Principal Carryover Shortfall                                                      0.00            0.0000000




(ix)  Additional Principal Distributable Amount                                                  2,410,386.49


(x)    Aggregate Purchase Amount of Receivables Repurchased by the                                  21,547.90
       Seller or purchased by Servicer


(xi)  Delinquent Contracts
                                                                                               Number                  Balance
                                                                                 --------------------------------------------------
           30-59 Days                                                                           1008                  10,556,096.37
           60-89 Days                                                                            264                   2,780,635.61
           90 Days or More                                                                       305                   3,085,629.42

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